                                                                    Exhibit 10.3
                             AMENDED AND RESTATED
                      COLORADO BUSINESS BANKSHARES, INC.
                       1995 INCENTIVE STOCK OPTION PLAN
                      ----------------------------------

     Colorado Business Bankshares, Inc., a Colorado corporation formerly known as Equitable Bankshares of Colorado, Inc.(the "Company"), hereby amends and restates, in its entirety, its 1995 Incentive Stock Option Plan (the "Plan").

1.   Purpose.
     -------

     This Plan is intended to advance the interests of the Company by providing its Key Employees with (i) an opportunity to acquire a proprietary interest in the Company through the purchase of stock of the Company, (ii) an additional incentive to promote the success of the Company, and (iii) encouragement to remain in the employ of the Company. The Company intends that Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code.

2.   Definitions.
     -----------

     For purposes of this Plan and the Stock Option Agreements entered into hereunder, the following definitions shall control:

     (a) Board of Directors. The duly elected Board of Directors of the Company.
         ------------------

     (b) Code. The Internal Revenue Code of 1986, as amended from time to time.
         ----

     (c) Common Stock. Shares of the common stock, $0.01 par value per share, of
         ------------
         the Company.

     (d) Compensation Committee.  The duly appointed members of the Compensation
         ----------------------
         Committee of the Board of Directors.

     (e) Fair Market Value. Fair Market Value shall be determined as follows:
         -----------------

         (i) the closing price per share of Common Stock on the date of grant of the Stock Option as reported by a nationally recognized stock exchange,
         (ii) if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System, Inc. ("NASDAQ"), or (iii) if the Common Stock is not quoted on NASDAQ, as determined by the independent certified public accountants then retained by the Company in accordance with generally accepted accounting principles applied on a consistent basis, adjusted to reflect such market value factors as the independent certified public accountants deem advisable in arriving at Fair Market Value.

     (f) Greater-Than-Ten Percent (10%) Shareholder. An Employee who at the time
         ------------------------------------------
         of the grant of a Stock Option owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

     (g) Incentive Stock Option. A Stock Option which qualifies as an Incentive
         ----------------------
         Stock Option under Section 422(b) of the Code.

     (h) Incentive Stock Option Agreement. The Incentive Stock Option Agreements
         --------------------------------
         pursuant to which Stock Options under this Plan are granted.

     (i) Involuntary Termination of Employment. Any termination of an Optionee's
         -------------------------------------
         employment with the Company by reason of the discharge, firing or other involuntary termination of an Optionee's employment by action of the Company other than a Termination For Cause as described in subparagraph
         (3) of paragraph 9(e).

     (j) Key Employee. An executive of the Company or any of its subsidiaries so
         ------------
         designated as a Key Employee by the Compensation Committee.

     (k) Permanent and Total Disability. An Optionee is permanently and totally
         ------------------------------
         disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

     (l) Optionee. Any Key Employee who has been granted a Stock Option under
         --------
         this Plan.

     (m) Option Price. The purchase price of each share of Common Stock issued
         ------------
         pursuant to this Plan, which price shall be determined in accordance with Section 2(d) of this Plan, as of the date such Stock Option is granted.

     (n) Stock Option. The right to purchase Common Stock granted to an Optionee
         ------------
         pursuant to this Plan and under the Incentive Stock Option Agreement.

     (o) Voluntary Termination of Employment. Any voluntary termination of
         -----------------------------------
         employment with the Company by reason of Optionee's quitting or otherwise voluntarily leaving the Company's employ other than a voluntary termination of employment constituting a Termination For Cause as described in subparagraph (3) of paragraph 9(e).

     (p) Years of Service. An Optionee shall receive credit for one (1) year of
         ----------------
         service on each anniversary date of the grant of the Stock Option to the Optionee if the Optionee was employed by the Company for at least one (1) day in each month of the consecutive twelve (12) month period ending with the month which includes the anniversary date of the grant.

3.   Administration of the Plan.
     --------------------------

     This Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full power and authority to (a) designate Key Employees; (b) determine when Stock Options will be granted; (c) determine the number of Stock Options to be granted; (d) determine the terms and conditions of respective Incentive Stock Option Agreements which shall be consistent with the terms of this Plan; and (e) adopt rules and regulations from time to time for carrying out this Plan. In rendering decisions, the Compensation Committee is expressly granted sole discretion to interpret and construe any provision of this Plan and his determination shall be final, conclusive and binding upon the Company and Optionees.

4.   Eligibility.
     -----------

     The Company shall grant Stock Options only to Key Employees who perform services of major importance in the management, operation and development of the business of the Company.

5.   Stock.
     -----

     The total number of shares of Common Stock that may be issued pursuant to Stock Options shall not exceed an aggregate of one-hundred-ninety-seven thousand nine-hundred-twenty-five(197,925) shares of Common Stock; provided, however, that the class and aggregate number of shares which may be granted under this Plan shall be subject to adjustment as provided under Section 13 hereof. Stock Options to purchase any shares of Common Stock issued pursuant to this Plan that, for any reason, are terminated or expire unexercised may be reissued under this Plan. The Company shall not be required to issue or deliver any certificate for Common Stock purchased upon the exercise of any part of the Stock Option before (i) the Optionee shall represent, in writing, that the purchase of all shares of Common Stock is being made for investment only and not for resale with a view to distribution, and (ii) the Optionee shall consent, in writing, that the Company may (x) endorse the certificate evidencing such shares with appropriate legends to the effect that said shares have not been registered under any securities laws of any federal, state or foreign jurisdiction, were issued in a transaction not involving a public offering under an investment representation, are further subject to restrictions imposed by the Incentive Stock Option Agreement relating to such shares and that transfer of said shares is accordingly restricted, and (y) place a stop transfer order With the transfer agent with respect to said shares. The Company shall not be obligated to deliver any shares until there has been compliance with such laws and regulations as the Company may deem applicable. No fractional shares shall be delivered.

6.   Limitations Upon Greater-Than-Ten-Percent (10%) Shareholders.
     ------------------------------------------------------------

     Except as otherwise permitted by the Code or other applicable law or regulations, no Stock Option shall be granted to an individual who, at the time the Stock Option is granted, is a Greater-Than-Ten Percent (10%) Shareholder unless such Stock Option provides that (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the time such Stock Option is granted, and (ii) that such Stock Option shall not be exercised to any extent after the expiration of five (5) years from the date it is granted.

7.   Grant of Stock Option.
     ---------------------

     The Company may, in its sole discretion, grant Stock Options to any Key Employee; provided, however, that (i) no Stock Option shall be granted later than ten (10) years from the earlier of the date this Plan is adopted by the Board of Directors or the date this Plan is approved by the shareholders of the Company, and (ii) the aggregate Fair Market Value (determined at the time of grant) of the Common Stock which first becomes exercisable during any calendar year granted to an Optionee (under this or under any other stock option plan established by the Company) shall not exceed One Hundred Thousand and no/100 Dollars ($100,000.00).

8.   Terms of the Incentive Stock Option Agreements.
     ----------------------------------------------

     Each Stock Option granted under this Plan shall be evidenced by an Incentive Stock Option Agreement which shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Company shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Company; provided, however, such additional provisions shall not be inconsistent with any other term or condition of this Plan and such additional provisions shall not cause any Stock Option granted under this Plan to fail to qualify as an Incentive Stock Option.

     Incentive Stock Option Agreements need not be identical, but each Incentive Stock Option Agreement by appropriate language shall include the substance of the provisions contained in Section 9 of this Plan.

9.   Period of Option and Certain Limitations on Right to Exercise.
     -------------------------------------------------------------

     (a) Number of Shares. Each Stock Option shall state the number of Shares of
         ----------------
         Common Stock to which it pertains

     (b) Option Price. Each Stock option shall state the Option Price per share
         ------------
         of Common Stock, as determined in accordance with Section 2(1) of this Plan.

     (c) Term and Exercise of Stock Options. All Stock Options issued under the
         ----------------------------------
         Plan shall be exercisable for such period as the Board of Directors shall determine, but no Stock Option may be exercised later than ten
         (10) years from the date of grant thereof (or as provided in Section 6, five (5) years in the case of a Greater-Than-Ten Percent (10%) Shareholder).

     (d) Vesting. Each Stock Option granted under this Plan shall first become
         -------
         exercisable (i.e., the Optionee's ability to exercise shall vest) as to the following percentages of the shares of Common Stock granted under each Stock Option:


     Years of Service                    Percentage of Stock
     After the Grant Date                Option Grant Exercisable
     --------------------                ------------------------
     Less than 1 year                                 0%
     At least 1 year but less than 2 years           25%
     At least 2 years but less than 3 years          50%
     At least 3 years but less than 4 years          75%
     4 years or more                                100%

          In the case of any resulting fractional shares from any calculations under this Plan, the number of shares available for exercise shall be determined by disregarding the fractional amount.

     (e) Exercise Period and Termination of Employment. Except as hereinafter
         ---------------------------------------------
         provided, no Stock Option may be exercised after the termination of employment of the Optionee with the Company specifically subject, however, to the provisions of paragraph (c) of this Section 9.

         (1) Involuntary Termination of Employment. Stock Options granted under
             -------------------------------------
             the Plan may be exercised, if otherwise timely, within three (3) months after the

              Involuntary Termination of Employment of the Optionee with the Company, and the Stock options shall only be exercisable for the shares of Common Stock as determined under paragraph (d) of this
              Section 9.

          (2) Voluntary Termination of Employment. Stock Options granted under
              -----------------------------------
              the Plan may be exercised if otherwise timely, within three (3) months after the Voluntary Termination of Employment of the Optionee with the Company, and the Stock Options shall only be exercisable for the shares of Common Stock as determined under the provisions of paragraph (d) of this Section 9.

          (3) Termination for Cause. Notwithstanding anything contained herein
              ---------------------
              to the contrary, if the termination of an Optionee's employment with the Company is a result of or caused by the Optionee's theft or embezzlement from the Company, the violation of a material term or condition of his employment, the disclosure by the Optionee of confidential information of the Company, conviction of the Optionee of a crime of moral turpitude, the Optionee's theft or unauthorized use of trade secrets or intellectual property owned by the Company, any act by the Optionee in competition with the Company or any other act, activity or conduct of the Optionee which in the opinion of the Compensation Committee is adverse to the best interests of the Company, then any Stock Options and any and all rights granted to such Optionee thereunder, to the extent not effectively exercised as of the date of termination of the Optionee's employment, shall become null and void effective as of the date of the occurrence of the event which results in the Optionee ceasing to be an employee of the Company and any purported exercise of a Stock Option by or on behalf of said Optionee following such date shall be of no effect.

          (4) Death or Permanent and Total Disability of Optionee. In the event
              ---------------------------------------------------
              of the (i) death of the Optionee or (ii) Permanent and Total Disability of the Optionee, prior to termination of the Optionee's employment with the Company, and before the date of expiration of such Stock Option, such Stock Option shall terminate on the earlier of such date of expiration or one (1) year following the date of such death or Permanent and Total Disability. After the death of the Optionee, such

              Optionee's executors, administrators or any person or persons to whom the Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Stock Option to the extent the Optionee was entitled to exercise such Stock Option immediately prior to such Optionee's death.

     (f) Manner of Exercise and Payment for Shares. Any stock Option granted
         -----------------------------------------
         under this Plan may be exercised by the Optionee or his guardian, in the case of his Permanent and Total Disability, or such Optionee's executors administers, or any other person to whom the Stock Option may have been transferred under the Optionee's will or by the laws of descent and distribution, by delivery to the Company on any business day a written notice specifying the number of shares of Common Stock that such holder of the Stock Option then desires to purchase and such other information that the Company may require from time to time. The exercise of any Stock Option shall also be contingent upon receipt by the Company of cash or a certified bank check to its order in an amount equal to the full Option Price of the shares of Common Stock being purchased.

     (g) Decrease In Common Stock Available Under Plan. An exercise of a Stock
         ---------------------------------------------
         Option shall result in a corresponding decrease in the number of shares of Common Stock which thereafter may be available for purchase under this Plan by the number of shares of Common Stock acquired pursuant to the exercise of the Stock Options by the same number of shares of Common Stock as to which the Stock Options that were exercised relates.

     (h) Withholding of Taxes. To the extent that the exercise of any Stock
         --------------------
         Option or the disposition of any optioned shares shall result in income to the Optionee, or any other person to whom ownership of the Stock Option or Common Stock has vested in accordance with the terms of this Plan, the Company will withhold from the proceeds of such disposition an appropriate amount for federal, state and local taxes. The Company's obligation to honor an exercise of the Stock Options or disposition of Common Stock acquired hereunder shall be subject to the holder of the Stock Option making appropriate arrangements with the Company for the satisfaction of all federal, state or local income tax withholding requirements.

10.  Assignability of Option.
     -----------------------

     No Stock Option granted under this Plan nor any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, hypothecated or alienated in any way, or by operation of law during the Optionee's lifetime. After the Optionee's death, the Stock Options may only be transferrable by the Optionee's will or under the laws of descent and distribution. No Stock option, right or privilege shall be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge hypothecate, alienate or otherwise dispose of the Stock Option or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Stock option, right or privilege, the Stock Option and such rights and privileges shall immediately become null and void. A Stock Option shall be exercisable only by the Optionee to whom the Stock Option is granted, the Optionee's guardian in the case of such Optionee's Permanent and Total Disability or such Optionee's executors, administrators or any person or persons to whom the Stock Option may be transferred by will or the laws of descent and distribution.

11.  Right of First Refusal and Call Option.
     --------------------------------------

     (a) Right of First Refusal During Employment. If any Optionee, at any time
         ----------------------------------------
         during the period of employment with the Company, desires to transfer all or any part of or any interest in the Common Stock acquired pursuant to the exercise of Stock Options granted under this Plan, such Optionee shall first offer to sell such shares of Common Stock to the Company upon the following terms and conditions:

         (i)  Notice. The Optionee shall give written notice to the Company of
              ------
              his desire to sell or otherwise transfer shares of Common Stock pursuant to a bona fide offer and shall set forth the number of shares he desires to sell, the person or entity to whom such shares will be sold, if known, and the terms upon which such shares would be sold, including the price per share to be received for such shares.

         (ii) Option of Company. For a period of twenty-one (21) days after such
              -----------------
              notice is received by the Company, the Company shall have the option to purchase all of the shares covered by said notice at the price per share equal to the price per share~which the Optionee would receive on transfer of the shares, as set forth in the Optionee's notice. The Company shall exercise each option by giving the Optionee written notice of exercise within the twenty-one (21) day period. The shares as to which the Company exercises its option shall be redeemed no later than sixty 60) days after the date such option was exercised and the purchase price shall be paid in cash or by certified bank check to Optionee's order.

     (b) Call Option Upon Termination of Employment or Gift of Stock. In the
         -----------------------------------------------------------
         event (i) of the termination of the employment of the Optionee with the Company, for any reason, including, but not limited to termination on account of death, Permanent and Total Disability Voluntary Termination of Employment, Involuntary Termination of Employment, or (ii) the Optionee desires to transfer by gift, that is a transfer for no consideration, all or any part or interest in the Common Stock acquired by the Optionee pursuant to this Plan; then, for a period of twenty-one
         (21) days after the (x) date of termination, (y) notice of gift, or (z) acquisition of any shares following the termination of employment, the Company shall have the option to purchase all of the shares of Common Stock acquired by the Optionee pursuant to this Plan at the price per share equal to the Fair Market Value per share determined at the date of termination or notice of gift. The Company shall exercise this option by giving the Optionee, or the Optionee's representative of a deceased Optionee, as the case may be, written notice of exercise within the twenty-one (21) day period. The shares as to which the Company exercises its call option under this Section 11(b) shall be redeemed sixty (60) days after the date such call option was exercised; and the purchase price shall be paid in cash or by certified bank check to Optionee's order. The Company's rights under this Section 11(b) shall be in addition to its rights under Section 11(a), 11(c), and 11(d); and exercise or failure to exercise any call option under this
         Section 11(b) shall not in any way limit the Company's rights of first refusal under Section 11(a), 11(c) and 11(d).

     (c) Right of First Refusal After Employment. If any Optionee or the
         ---------------------------------------
         personal representative of a Permanently and Totally Disabled Optionee or deceased Optionee, as the case may be, at any time after termination of employment with the Company, desires to transfer all or any part of or any interest in the Common Stock acquired pursuant to exercise of Stock Options granted under this Plan, such Optionee, or the personal representative of the Optionee, shall first offer to sell the shares of such Common Stock to the Company upon the terms and conditions set forth in Section 11(a)(i) and 11(a)(ii).

     (d) Effect of Failure to Exercise Right of First Refusal. If the Company
         ----------------------------------------------------
         shall fail to exercise its right to acquire the shares of Common Stock pursuant to Sections 11(a), (b) or (c) within the time period set forth in Section 11(a)(ii), then the Optionee shall thereafter for a period of ninety (90) days be free to transfer all of such shares at a price per share not less than the price per share set forth in the notice to the Company. If all shares are not transferred within said ninety (90) day period, such shares shall again be subject to all of the terms and provisions of this Section 11.

12.  Listing and Registration of Shares.
     ----------------------------------

     Each Stock Option shall be subject to the requirement that if at any time the Company shall determine that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Stock Option or the issue or purchase of shares thereunder, such Stock Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have, been effected or obtained free of any conditions not acceptable to the Company.

13.  Changes In Company's Capital Structure.
     --------------------------------------

     (a) Rights of Company. The existence of outstanding Stock Options shall not
         -----------------
         affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Recapitalization, Stock Splits and Dividends. If the Company shall
         --------------------------------------------
         effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefore in money, services or property, then (i) the number, class and price per share of shares of Common Stock subject to outstanding Stock Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of a Stock Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his Stock Options in full immediately prior to such event; and (ii) the number and class of shares with respect to which Stock Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stack that the owner of an equal number of Outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     (c) Adjustments to Common Stock Subject to Options. Except as expressly
         ----------------------------------------------
         provided herein the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe thereto, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affects and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Stock Options.

     (d) Miscellaneous. Adjustments under this Section 13 shall be determined by
         -------------
         the Company and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under this Plan on account of any adjustment specified above.

14.  Amendment of Plan.
     -----------------

     The Company may at any time and from time to time modify and amend this Plan (including such form of Incentive Stock Option Agreement) in any respect; provided, however, that no such amendment shall: (a) increase (except in accordance with Section 13) the maximum number of shares for which Stock Options may be granted under this Plan either in the aggregate or to any individual employee; or (b) reduce (except in accordance with Section 13) the minimum Option Prices which may be established under the Plan; or (c) extend the period or periods during which Stock Options may be granted or exercised; or (d) change the provisions relating to the determination of employees to which

Stock Options shall be granted and the number of shares to be covered by such Stock Options; or (e) change the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of this Plan shall not, without the consent of the Optionee, affect his rights under a Stock Option theretofore granted to him.

15.  Applicability of Plan to Outstanding Stock Options.
     --------------------------------------------------

     This Plan shall not affect the terms and conditions of any non-qualified Stock Options heretofore granted to any employee of the Company, if any, under any plan relating to non-qualified Stock Options; nor shall it affect any of the rights of any employee to whom such a non-qualified Stock Option was granted.

16.  Effective Date and Duration of Plan.
     -----------------------------------

     This Plan shall become effective upon its adoption by the Board of Directors of the Company provided that the shareholders of the Company shall have approved the Plan within twelve (12) months prior to or following adoption of the Plan by the-Board of Directors. No Stock Option shall be granted under the Plan after the tenth (l0th) anniversary of the effective date. The Plan shall terminate upon the earlier of: (i) when the total number of shares of Common Stock with respect to which Stock Options may be granted shall have been issued upon the exercise of Stock Options, or (ii) by action of the Company pursuant to Section 14, hereof.

17.  Employment Obligation.
     ---------------------

     The granting of any Stock Option shall not impose upon the Company any obligation to employ or continue to employ any Optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that a Stock Option has been granted to him or her.

18.  Rights as a Shareholder.
     -----------------------

     An Optionee shall have no rights as a shareholder with respect to any shares covered by any of said Optionee's Stock Options until the date that the Company receives payment in full for the purchase of said shares pursuant to the effective exercise of said Stock Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such payment is received by the Company.